Exhibit 99.1

Press Release

BIOPHARMX CORPORATION APPOINTS STEPHEN MORLOCK

TO ITS BOARD OF DIRECTORS

Retail Industry Veteran to Support National Retail Roll-Out of Violet™ Iodine

MENLO PARK, Calif., March 30, 2015 — BioPharmX Corporation (OTCQB: BPMX), a specialty pharmaceutical company focused on the development of novel drug delivery products to address unmet needs in large, well-defined and underserved markets, today announced the appointment of Stephen Morlock, a seasoned financial executive and retail industry veteran, to its board of directors.  Mr. Morlock’s background will assist the company as it continues to expand its national roll-out of Violet iodine, the new, once-daily, non-prescription pill for relief of premenstrual breast discomfort, and he will serve as an independent board member on BioPharmX Corporation’s audit, compensation and nominating and corporate governance committees.

Morlock previously served as executive vice president and chief financial officer from 1994 to 2004 at Otis Spunkmeyer, a baked goods distribution company that has successfully pursued distribution of its products to small family-owned businesses all the way up to large worldwide organizations, including the U.S. Army.  He served as controller there from 1992 to 1994.  He also has experience garnered from these roles in various aspects of the retail industry, including going to market via various distribution channels, product merchandizing, customer relationship management, brand development, manufacturing, procurement, and inventory management.

“Stephen brings a unique blend of financial expertise and experience in the retail industry to BioPharmX,” said Jim Pekarsky, chief executive officer and co-founder of BioPharmX Corporation.  “His expertise and experience will prove valuable as we continue retail distribution expansion for Violet iodine.” Prior to his roles at Otis Spunkmeyer, Morlock held various management positions in accounting, financial planning and internal auditing at Westinghouse Electric Supply Company from 1977 to 1991. He holds a B.S. degree in Accounting from San Diego State University.

About BioPharmX Corporation

BioPharmX Corporation (OTCQB: BPMX) is a Silicon Valley-based specialty pharmaceutical company, which seeks to provide innovative products through unique, proprietary platform technologies for prescription, over-the-counter (“OTC”), and supplement applications in the fast-growing health and wellness markets, including women’s health, dermatology, and otolaryngology (ears, nose & throat).  To learn more about BioPharmX, visit www.BioPharmX.com.

Forward-Looking Statements

Statements in this news release relating to the business of BioPharmX, which are not historical facts, are “forward-looking statements.”  These forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” or similar expressions that are intended to identify such forward-looking statements.  All forward-looking statements are expressly qualified in their entirety by this cautionary statement and the risks and other factors detailed in the company’s filings with the Securities and Exchange Commission (SEC). These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, including the risk that the company’s efforts to expand distribution of and achieve national distribution of Violet iodine through retail locations are unsuccessful. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements.  The forward-looking statements included in this news release are made only as of the date hereof and the company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities law.

BioPharmX and Violet are pending trademarks of BioPharmX Inc.  All other brand and product names are trademarks or registered trademarks of their respective holders.

Contact:

Nina Brauer, Sr. Manager Marketing and Communications, BioPharmX Corporation

P:  650-889-5030

investors@biopharmx.com